Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator S&P 500 Buffer ETF™ – March

Innovator S&P 500 Power Buffer ETF™ – March

Innovator S&P 500 Ultra Buffer ETF™ – March

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 1, 2020

February 19, 2021

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over an approximately one-year period from March 1 to February 28 of the following year (the “Outcome Period”). The current Outcome Period will end on February 28, 2021, and each Fund will commence a new Outcome Period that will begin on March 1, 2021 and end on February 28, 2022. Each Fund’s Cap will not be determined until the start of the new Outcome Period on March 1, 2021. Effective as of the commencement of the Outcome Period on March 1, 2021, the outcomes for the Funds will be based upon the SPDR® S&P 500® ETF Trust. As of February 18, 2021, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator S&P 500 Buffer ETF™ – March	BMAR	15.82% – 19.42% (15.03% – 18.63% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Power Buffer ETF™ – March	PMAR	9.80% – 11.95% (9.01% – 11.16% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Ultra Buffer ETF™ – March	UMAR	6.75% – 7.76% (5.96% – 6.97% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference